SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2016

Stratean Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-044945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-244-4405

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On or about April 26, 2016, Stratean, Inc., a Nevada corporation (the “Company”) entered into Stock Purchase Agreement with James Harper (the "Agreement") to acquire a patent from Mr. Harper as represented in an Assignment of even date. Specifically, the Agreement grants 7,500 shares of the Company’s common stock to Mr. Harper in exchange for the Assignment of United States Patent No. 8,342829 issued January 8, 2013 by the United States Patent and Trademark Office (the “Patent”). The Assignment transfers the Patent and all rights associated therewith to the Company.

Through this Assignment, the Company is now the sole owner of the Patent, which is an invention entitled Electrolytic Reactor and Related Methods for Supplementing the Air Intake of an Internal Combustion Engine. The Company anticipates integrating this technology, in whole or in part, into its downdraft gasification system, enabling the capture and conversion of process byproducts into incremental energy.

The foregoing description of the terms of the Agreement and Assignment is qualified in its entirety by reference to the provisions of the Agreement and Assignment, which are filed as Exhibits 2.1 and 2.2 to this Current Report and incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company issued 7,500 shares of its common stock to Mr. Harper.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure

On May 2, 2016, we issued a press release concerning the acquisition of the patent. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

2.1 Stock Purchase Agreement

2.2 Assignment

99.1 Press Release

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statean Inc.

/s/ Zachary Bradford
Zachary Bradford Chief Financial Officer

Date: May 2, 2016

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